                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


  Date of report (Date of earliest event reported)        February 22, 2005
                                                  -------------------------

             CORPORATE PROPERTY ASSOCIATES 16 - GLOBAL INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)

               333-106838                        80-0067704
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       (Commission File Number)        (IRS Employer Identification No.)


  50 Rockefeller Plaza, New York, NY                       10020
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(Address of Principal Executive Offices)                 (Zip Code)

                                  212-492-1100
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              (Registrant's Telephone Number, Including Area Code)


         (Former Name or Former Address, if Changed Since Last Report)
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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                Section 5 - Corporate Governance and Management


Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.


On February 22, 2005 the registrant's Board of Directors appointed Trevor P. Bond to serve as an independent director of the registrant, and also as a member of the registrant's Audit Committee. Mr. Bond has been active in the real estate, asset management and institutional investment fields for over fifteen years, holding management positions with Credit Suisse First Boston, Tishman Realty and Construction Co. and Goldman Sachs & Co. Mr. Bond received an M.B.A. from Harvard University in 1989. There are no arrangements or understandings between Mr. Bond and any other person pursuant to which he was selected as a Director of the Company. Mr. Bond has no reportable transactions under Item 404(a) of Regulation S-K. Mr. Bond will serve until the registrant's next annual meeting of shareholders, at which time he will be eligible for reelection by the registrant's shareholders.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 CORPORATE PROPERTY ASSOCIATES 16 -
                                 GLOBAL INCORPORATED


                                 By: /s/ Gordon F. DuGan
                                     -------------------------------------------
                                     Gordon F. DuGan, Co-Chief Executive Officer


Date:  February 28, 2005